Exhibit 10.1

                                 FIRST AMENDMENT

                   TO SECURITY, PLEDGE AND GUARANTY AGREEMENT

     This First Amendment to Security, Pledge and Guaranty Agreement (the "First Amendment") is entered into as of April 5, 2007, by and among by and among PHS Group Inc., a Pennsylvania corporation (the "Borrower"), and Synergy Brands Inc., (the "Parent Company"), and SYBR.Com Inc., a New Jersey corporation, Gran Reserve Corporation, a Florida corporation, Dealbynet.com Inc., a New York corporation, Quality Food Brands, Inc., a Nevada corporation, NYCE North America Inc., a New Jersey corporation, Net Cigar.Com Inc., a Florida corporation, (each of the foregoing a "Subsidiary" and collectively referred to herein as the "Subsidiaries") and Lloyd I. Miller, III and Milfam I L.P. (collectively referred to herein as the "Purchasers"). Together the Borrower, the Parent Company and the Subsidiaries are referred to herein as the "Debtors".

     WHEREAS, the Debtors and the Purchasers entered into that certain Security, Pledge and Guaranty Agreement (as amended, supplemented or otherwise modified prior to giving effect to the amendments contemplated herein) (the "Security Agreement"), dated as of January 19, 2007, as security for the payment and performance of all obligations of the Debtors to the Purchasers and to guarantee certain obligations owed by the Debtors to the Purchasers;

     WHEREAS, the Borrower issued and sold to the Purchasers secured promissory notes (the "Initial Secured Notes"), pursuant to that certain Securities Purchase Agreement, dated as of January 19, 2007, by and among, the Borrower, the Parent Company and the Purchasers, in an initial aggregate principal amount of $6,500,000;

     WHEREAS, the Borrower is authorized and wishes to have the Purchasers make an additional loan, as of the date hereof, to the Borrower in an initial aggregate principal amount of $1,500,000;

     WHEREAS, the Purchasers shall surrender the Initial Secured Notes to the Borrower and in exchange therefore the Borrower shall issue to the Purchasers new secured promissory notes (the "New Secured Notes") in the initial aggregate principal amount of (a) the unpaid aggregate principal amount of the Initial Secured Notes so surrendered plus (b) $1,500,000; and

     WHEREAS, in connection with the foregoing transaction the Debtors and Purchasers wish to amend certain terms and provisions of the Security Agreement and for the Security Agreement to otherwise continue in full force and effect.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Debtors and Purchaser hereby agree as follows:

     1. Amendments. Pursuant to Section 11.2 of the Security Agreement, the Purchasers and the Debtors hereby agree to the following:

     (a) The first recital of the Security Agreement defining the "Securities Purchase Agreement" is hereby amended to read in its entirety as follows:

     "WHEREAS, the Borrower, the Parent Company and the Purchasers are parties to that certain Securities Purchase Agreement, originally dated as of January 19, 2007, amended as of April 5, 2007, as same may hereafter be further amended, supplemented or otherwise modified from to time (the "Securities Purchase Agreement")."

     2.  Representations and Warranties.  The Debtors represent and warrant that
(a) except for the representations and warranties which are made only as of a prior date, the representations and warranties set forth in the Security Agreement are true and correct in all respects as of the Effective Date as if made on and as of such date; (b) the execution, delivery and performance of this First Amendment are within the corporate power and authority of the Debtors and have been duly authorized by appropriate corporate action and proceedings; (c) this First Amendment constitutes a legal, valid, and binding obligation of the Debtors enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;
(d) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this First Amendment; (e) no Default has occurred and is continuing, and (f) no proceedings are pending against the Debtors and the Debtors do not have any knowledge or awareness of any claim, action, impairment or proceeding that will adversely affect any of the Purchasers' rights under the Security Agreement.

     3. Conditions Precedent. This First Amendment shall become effective and enforceable against the parties hereto and the Security Agreement shall be amended as provided herein upon the occurrence of the following conditions: (i) the Borrower shall have issued the New Secured Notes to the Purchasers and (ii) the parties shall have received this First Amendment duly and validly delivered and executed on behalf of the Debtors and the Purchasers.

     4. Effect on Security Agreement. Other than as expressly set forth in this First Amendment:

     (i) The Purchasers hereby expressly reserve all of their rights, remedies, and claims under the Security Agreement;

     (ii) Nothing in this First Amendment shall constitute a waiver or relinquishment of (A) any Default under the Security Agreement, (B) any of the agreements, terms or conditions contained in the Security Agreement, (C) any rights or remedies of the Purchasers with respect to the Security Agreement, or
(D) the rights of the Purchasers to collect the full amounts owing to them under the Secured Notes; and

     (iii) The Debtors acknowledges and agrees that their respective liabilities and obligations under the Security Agreement are not limited or impaired in any respect by this Agreement.

     5. Continuing Security Interest. The Debtors hereby represent, warrant, acknowledge and agree that the Security Interest secures and shall continue to secure the payment and performance of the Obligations, including, without limitation, the New Secured Notes.

     6. No Additional Changes. Except as otherwise set forth in this First Amendment, the terms and conditions of the Security Agreement shall remain in full force and effect.

     7. Ratification. This First Amendment shall be construed in connection with and as part of the Security Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Security Agreement and each other instrument, exhibit or agreement referred to in the Security Agreement, except as herein expressly amended, are hereby ratified and confirmed and shall remain in full force and effect.

     8. Miscellaneous.

     (a) No provision of this First Amendment may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Debtors and the Purchasers.

     (b) This First Amendment shall be governed by the laws of the State of New York (without regard to conflicts of laws).

     (c) This First Amendment may be executed in counterparts, which together shall constitute one First Amendment.

     (d) By their signatures below, the parties acknowledge that they have had sufficient opportunity to read and consider, and that they have carefully read and considered, each provision of this First Amendment and that they are voluntarily signing this First Amendment.

     (e) Each term defined in the Security Agreement and used herein without definition shall have the meaning assigned to such term in the Security Agreement, unless expressly provided to the contrary.

                            [Signature Page Follows]

                                 Signature page

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                         DEBTORS:

                                            SYNERGY BRANDS INC.


                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                            SYBR.COM INC.


                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                            GRAN RESERVE CORPORATION


                                           By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                            DEALBYNET.COM INC.


                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                            QUALITY FOOD BRANDS, INC.


                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                            NYCE NORTH AMERICA INC.


                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                            NET CIGAR.COM INC.


                                            By:
                                              ---------------------------
                                            Name:
                                              ---------------------------
                                            Title:
                                              ---------------------------

                                 Signature page

PURCHASERS:

MILFAM I L.P.

By:  Milfam LLC
Its:  General Partner


By:
-------------------------------------
Name:  Lloyd I. Miller, III
Title:  Manager


LLOYD I. MILLER, III


By:
-------------------------------------
Name: Lloyd I. Miller, III